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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Wisconsin Energy Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



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                            [LOGO FOR WISC. ENERGY]

                          Reminder to Vote Your Proxy

   April 9, 2001

   Dear Stockholder of Wisconsin Energy Corporation:

   We recently sent you materials for the 2001 Annual Meeting of Stockholders, but have not yet received your vote. Your vote is important! If you have not yet voted your proxy, please do so at your earliest opportunity. For your convenience, I have enclosed a duplicate proxy card. If you recently voted, your vote and my letter probably crossed in the mail. Please be assured that we have registered your vote.

   You may vote using the Internet, by telephone, or by returning the proxy card in the enclosed envelope. Instructions for voting are included on your proxy card. Internet and telephone voting are being offered as a convenience to you and as a step toward reducing costs.

   If you have any questions about the voting process, please call our toll-free Stockholder Hotline at 1-800-558-9663.

   Thank you for your vote.

   Sincerely,

[SIG. LOGO]
   Thomas H. Fehring
   Corporate Secretary